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                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 02549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 30, 1999




                           PHONETEL TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


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
Ohio                                          0-16715                             34-146219
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(State or Other Jurisdiction                (Commission                        (IRS Employer
of Incorporation)                           File Number)                        Identification Number)

North Point Tower, 7th Floor, 1001 Lakeside Avenue, Cleveland, Ohio                     44114-1195
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(Address of Principal Executive Offices)                                                 (Zip Code)

Registrant's Telephone Number, including area code       (216) 241-2555
                                                   -------------------------
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Item 5.    Other Events
-----------------------

The Registrant has entered into an Employment Agreement dated March 30, 1999 (included herein as Exhibit 10.1) appointing John Chichester as President and Chief Executive Officer. Peter G. Graf continues to serve as the Registrant's Chairman of the Board and as a Director.


Item 7.    Exhibits
-------------------

10.1 Employment Agreement dated March 30, 1999 between PhoneTel Technologies, Inc. and John Chichester.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PHONETEL TECHNOLOGIES, INC.




Date:    April 6, 1999                      By:      /s/ Richard P. Kebert
                                                     ---------------------
                                                     Richard P. Kebert
                                                     Chief Financial Officer